UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 1, 2020 (April 27, 2020)

Comstock Holding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1886 METRO CENTER DRIVE, FOURTH FLOOR

RESTON, VIRGINIA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 230-1985

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

Effective as of April 27, 2020, Christopher Clemente, the Chairman and Chief Executive Officer of Comstock Holding Companies, Inc. (the “Company”) entered into an amended and restated employment agreement with the Company (the “2020 Employment Agreement”) and a confidentiality and non-compete agreement (“2020 Confidentiality Agreement”, and collectively with the 2020 Employment Agreement, the “2020 Agreements”) approved by the Board of Directors of the Company (the “Board”). The 2020 Employment Agreement supersedes the prior employment agreement entered into by the Company and Mr. Clemente in December 2004 (the “2004 Employment Agreement”). The 2020 Employment Agreement has an initial term of five years, with automatic one-year renewals, unless either the Company or Mr. Clemente notifies the other that the term will not be extended. Pursuant to the 2020 Employment Agreement, Mr. Clemente will receive a minimum annual base salary of $500,000, subject to potential increase by the Board from time to time. Mr. Clemente is further eligible for an annual cash bonus of not less than 100% of his then-current annual base salary, based upon satisfaction of financial performance criteria and the Company’s goals. Mr. Clemente is eligible for awards under the Company’s equity incentive plan, employer stock purchase, and any similar executive compensation plans that the Company may adopt from time to time on recommendations of the Company’s Compensation Committee and as approved by the Board. All other material terms and conditions stated in the 2020 Employment Agreement are consistent with the terms set forth in the 2004 Employment Agreement.

The foregoing description of the 2020 Employment Agreement is only a summary and is qualified in its entirety by reference to the full text of the 2020 Employment Agreement, which the Company intends to file as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2020

COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente, Chief Executive Officer

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